Exhibit 10.2

No. ___                                                         May 21, 1999


                          ARONEX PHARMACEUTICALS, INC.

                              10% CONVERTIBLE NOTE

                  THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, EXCEPT UPON DELIVERY TO ARONEX
PHARMACEUTICALS, INC. ("COMPANY") OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER, OR SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE OR FOREIGN SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

                  Aronex Pharmaceuticals, Inc., a Delaware corporation ("Company"), for value received, hereby promises to pay to Genzyme Corporation, or registered assigns, the principal amount of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) on May 21, 2002, (the "Due Date") except for any portion of the principal amount of this Convertible Note which is converted to shares of Common Stock of the Company pursuant to the terms of Section 1, at the office of the Company in The Woodlands, Texas. Interest shall accrue and be payable from the date of issuance of this Convertible Note on the unpaid principal balance at a rate of ten percent (10%) per annum, payable semi-annually on each September 30 and March 30 following the issuance hereof. Except as otherwise provided herein, all sums of past-due principal and interest shall bear interest at a rate equal to 12% or at the maximum rate of interest permitted by applicable law, if lower. Payment shall be made prior to 12:00 noon, Boston, Massachusetts time, on the Due Date. When due, by wire transfer of immediately available funds and shall be in coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

                  This Convertible Note may not be prepaid by the Company at any time, in whole or in part.

                  The following is a statement of rights of the holder of this Convertible Note and the conditions to which this Convertible Note is subject, to which the holder hereof, by the acceptance of this Convertible Note, assents:


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                  2. Optional  Conversion Rights. The holder of this Convertible
Note shall have the right to convert at any time during the term of this Convertible Note part or all of the principal amount hereof, together with accrued interest thereon, into shares of Common Stock of the Company (the "Conversion Shares") at a price per share equal to $4.35 (the "Conversion Price") subject to adjustment as provided in Section 9. Such right must be exercised by written notice given by the holder to the Company, which notice shall specify that portion of the principal amount and accrued interest which the holder elects to convert and the name of the person or entity for which a stock certificate should be issued. Any such notice given by a holder shall be final and irrevocable, and conversion shall occur at the time such notice is received by the Company with respect to that portion of this Convertible Note which the holder has elected to convert. The Company shall deliver a stock certificate to the holder within five business days following the date of conversion with respect to that number of Conversion Shares of Common Stock acquired by the holder pursuant to the terms hereof, and the Company shall have no further obligation to pay any principal amount of or accrued interest on the portion of this Convertible Note which was so converted by the holder.

                  3. Collection Fees. In the event of default hereunder and if this Convertible Note is placed in the hands of any attorney for collection (whether or not suit is filed), or if this Convertible Note is collected by suit or legal proceedings or through bankruptcy proceedings, the Company agrees to pay in addition to all sums then due hereon, including principal and interest, all reasonable attorney's fees.

                  4. Registered Owner; Transfer. The Company and any agent of the Company may treat the person or entity identified in the initial paragraph of this Convertible Note as the absolute owner hereof for the purpose of receiving payment of, or on account of, the principal or interest due hereon and for all other purposes, and neither the Company nor any such agent shall be affected by notice to the contrary. Subject to compliance with applicable federal and state securities laws, this Convertible Note is transferable only on the books of the Company (at its offices or agency to be maintained in The Woodlands, Texas) by the registered holder in person or by attorney on surrender of this Convertible Note properly endorsed.

                  5. No Recourse Against Individuals. This Convertible Note is the obligation of the Company only, and no recourse shall be had for the payment hereof or the interest hereon against any incorporator, shareholder, director or officer as such (whether past, present or future) of the Company or any successor entity whether by virtue of any constitution, statute or rule of law or equity, or by the enforcement of any assessment of penalty, or otherwise, all such liability of the incorporators, shareholders, directors and officers as such being expressly waived and released by the holder hereof by the acceptance of this Convertible Note.

                  6. Amendments and Waivers. The holder of this Convertible Note may waive or otherwise consent to the amendment of any of the provisions hereof.

                  7. Maximum Rate of Interest. Notwithstanding any provisions to the contrary in this Convertible Note, or in any of the documents relating hereto, in no event shall this Convertible Note or such documents require the payment or permit the collecting of interest in



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excess of the maximum amount permitted by the laws of the State of Texas. If any such excess interest is contracted for, charged or received under this Convertible Note or under the terms of any of the documents relating hereto, or in the event the maturity of the indebtedness evidenced by this Convertible Note is accelerated in whole or in part, or in the event that all or part of the principal or interest of this Convertible Note shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Convertible Note or under any of the documents relating hereto, on the amount of principal actually outstanding from time to time under this Convertible Note, shall exceed the maximum amount of interest permitted by the laws of the State of Texas, then in any such event (a) the provisions of this paragraph shall govern and control, (b) neither the Company nor any other person or entity now or hereafter liable for the payment hereof, shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by the laws of the State of Texas,
(c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to the Company, at the holder's option, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful rate of interest allowed under the laws of the State of Texas as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Convertible Note or under such other documents which are made for the purpose of determining whether such rate exceeds the maximum lawful rate of interest, shall be made, to the extent permitted by the laws of the State of Texas, by amortizing, prorating, allocating and spreading during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from the Company or otherwise by the holder or holders hereof in connection with such indebtedness.

                  8. Restrictions on Transferability. This Convertible Note and the Conversion Shares which may be acquired upon conversion hereof have been acquired for investment and have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state or other jurisdiction. Without such registration, such securities may not be sold, pledged, hypothecated or otherwise transferred, except upon delivery to the Company of an opinion of counsel satisfactory to the Company that registration is not required for such transfer, or submission to the Company of such other evidence as may be reasonably satisfactory to the Company to the effect that any such transfer shall not be in violation of the Securities Act of 1933, as amended, or any applicable state or foreign securities laws or any rule or regulation promulgated thereunder. Notwithstanding the above, the holder of this Convertible Note has been provided certain registration rights with respect to the Conversion Shares which may be acquired upon conversion hereof pursuant to the Amendment No. 4 to License and Development Agreement of even date herewith between the Company and such holder (the "Fourth Amendment to License Agreement").

                  9. Default; Acceleration. An Event of Default exists if the Company fails to pay interest within five days following the date due; fails to pay principal within three days following the date due; fails to perform any other obligations within twenty days of notice; is subject to a voluntary or involuntary bankruptcy proceeding and such involuntary proceeding is not stayed or dismissed within sixty days; if a default by the Company exists under the Development Agreement between the Company and Genzyme Corporation dated September 10, 1993, as amended, or the

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Common Stock  Purchase  Warrant of even date  herewith  issued by the Company to
Genzyme Corporation pursuant to the Amendment No. 4 to such Development Agreement, which default, in either case, has not been remedied by the Company prior to the expiration of any applicable grace period; or if the Common Stock of the Company is no longer listed for trading on The Nasdaq Stock Market or other national securities exchange. In the event of any default under this Convertible Note by the Company, provided there is no agreement for waiver thereof or the Company has not cured such default, then, at the option of the holder of the Convertible Note, the Convertible Note shall thereupon become and be due and payable, without any other presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

                  10.      Adjustment of Conversion Price.

         (a) The Conversion Price and the number of Conversion Shares and the number or amount of any other securities and property as hereinafter provided into which this Convertible Note may be convertible shall be subject to adjustment from time to time effective upon each occurrence of any of the following events.

         (b) If the Company shall declare or pay any dividend with respect to its Common Stock payable in shares of Common Stock, subdivide the outstanding Common Stock into a greater number of shares of Common Stock, or reduce the number of shares of Common Stock outstanding (by stock split, reverse stock split, reclassification or otherwise than by repurchase of its Common Stock) (any of such events being hereinafter called a "Stock Split"), the Conversion Price and number of Conversion Shares issuable upon conversion of this Convertible Note shall be appropriately adjusted so as to entitle the holder hereof to receive upon conversion of this Convertible Note, for the same aggregate consideration provided herein, the same number of shares of Common Stock (plus cash in lieu of fractional shares) as the holder would have received as a result of such Stock Split had such holder converted this Convertible Note in full immediately prior to such Stock Split.

         (c) If the Company shall merge or consolidate with or into one or more corporations or partnerships and the Company is the sole surviving corporation, or the Company shall adopt a plan of recapitalization or reorganization in which the Common Stock is exchanged for or changed into another class of stock or other security or property of the Company, the holder of this Convertible Note shall, for the same aggregate consideration provided herein, be entitled upon conversion of this Convertible Note to receive in lieu of the number of shares of Common Stock as to which this Convertible Note would otherwise be convertible, the number of shares of Common Stock or other securities (plus cash in lieu of fractional shares) or property to which such holder would have been entitled pursuant to the terms of the agreement or plan of merger, consolidation, recapitalization or reorganization had such holder converted this Convertible Note in full immediately prior to such merger, consolidation, recapitalization or reorganization.

         (d) If the Company is merged or consolidated with or into one or more corporations or partnerships under circumstances in which the Company is not the sole surviving corporation, or if the Company sells or otherwise disposes of substantially all its assets, and in connection with any

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such merger,  consolidation or sale the holders of Common Stock receive stock or
other  securities   convertible  into  equity  of  the  surviving  or  acquiring corporations or entities, or other securities or property after the effective date of such merger, consolidation or sale, as the case may be, the holder of this Convertible Note shall, for the same aggregate consideration provided herein, be entitled upon conversion of this Convertible Note to receive, in lieu of the shares of Common Stock as to which this Convertible Note would otherwise be convertible, shares of such stock or other securities (plus cash in lieu of fractional shares) or property as the holder of this Convertible Note would have received pursuant to the terms of the merger, consolidation or sale had such holder converted this Convertible Note in full immediately prior to such merger, consolidation or sale. In the event of any consolidation, merger or sale as described in this Section 9(d), provision shall be made in connection therewith for the surviving or acquiring corporations or partnerships to assume all obligations and duties of the Company hereunder or to issue a substitute note in lieu of this Convertible Note with all such changes and adjustments in the number or kind of shares of stock or securities or property thereafter subject to this Convertible Note or in the Conversion Price as shall be required in connection with this Section 9(d).

         (e) If the Company, at any time after the date hereof and before the Due Date, shall issue or sell or fix a record date for the issuance of rights, options, warrants or convertible or exchangeable securities to all holders of Common Stock entitling them to subscribe for or purchase Common Stock (or securities convertible into Common Stock) at a price per share (or having a conversion price per share), that together with the value of any consideration paid for any such rights, options, warrants or convertible or exchangeable securities (as determined in good faith by the Board of Directors of the Company) is less than the fair market value of a share of Common Stock as of the date of such issuance or sale or on such record date; then, immediately after the date of such issuance or sale or on such record date, the holder shall have the right to receive, upon the same terms as the holders of Common Stock, the kind and amount of rights, options, warrants or convertible or exchangeable securities receivable in such offerings by a holder of the number of shares of Common Stock that the holder would have been entitled to receive upon conversion of this Convertible Note pursuant to Section 1 hereof had such Convertible Note been converted immediately before such issuance or the record date for such issuance.

         (f) If (other than in dissolution or liquidation) securities of the Company (other than shares of Common Stock or securities issued pursuant to a shareholder rights or similar plan) or assets are issued by way of a dividend on outstanding shares of Common Stock, then the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the last sale price of the Common Stock on such record date less the then fair market value as determined by the Board of Directors of the company of the portion of the securities or assets distributed applicable to one share of Common Stock, and the denominator of which shall be such last sale price. Such adjustment shall become effective immediately prior to the opening of business on the day following such record date.

         (g) If the Company (other than in connection with a sale described in Section 9(d)) proposes to liquidate and dissolve, the Company shall give notice thereof as provided in Section 10(b) hereof and shall permit the holder of this Convertible Note to convert any unconverted

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portion hereof at any time within the 10 day period  following  delivery of such notice, if such holder should elect to do so, and participate as a stockholder of the Company in connection with such dissolution.

         (h) Whenever any adjustment is made as provided in any provision of this Section 9:

                           (i) the  Company  shall  compute the  adjustments  in
                  accordance with this Section 9 and shall prepare a certificate signed by an officer of the Company setting forth the adjusted number of shares or other securities or property and
                  Conversion Price, as applicable, and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Company or its designee; and

                           (ii) a notice  setting  forth the adjusted  number of
                  shares or other securities or property and the Conversion Price, as applicable, shall forthwith be required, and as soon as practicable after it is prepared, such notice shall be delivered by the Company to the holder of record of this Convertible Note.

         (i) If at any time, as a result of any adjustment made pursuant to this
Section 9, the holder of this Convertible Note shall become entitled, upon exercise hereof, to receive any shares other than shares of Common Stock or to receive any other securities, the number of such other shares or securities so receivable upon conversion of this Convertible Note shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in this Section 9 with respect to the Common Stock.

         10.      Special Agreements of the Company.

         (a) The Company covenants and agrees that it will reserve and set apart and have at all times a number of shares of authorized but unissued Common Stock then deliverable upon the conversion of this Convertible Note or any other rights or privileges provided for herein sufficient to enable it at any time to fulfill all its obligations hereunder; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of this Convertible Note at the Conversion Price then in effect, the Company will take such corporate action as may, in the reasonable opinion of its counsel, be necessary to increase its authorized shares but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

         (b)      In case the Company proposes

                  (i) to pay any dividend upon the Common Stock or make any distribution or offer any subscription or other rights to the holders of Common Stock, or

                  (ii) to effect any capital reorganization or reclassification of capital stock of the Company,


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                 (iii)   to effect the consolidation, merger, sale of all or
                         substantially all of the assets, liquidation, dissolution or winding up of the Company,

                 (iv)    to effect a rights offering to its stockholders, or

                  (v)    to   conduct  a   self-tender   offer  or  other
                         repurchase of outstanding shares of Company Common Stock, other than in connection with repurchases from employees upon termination of their employment,

then the Company shall cause notice of any such intended action to be given to the holder of this Convertible Note not less than 15 nor more than 60 days prior to the date on which the transfer books of the Company shall close or a record be taken for such dividend or distribution, or the date when such capital reorganization, reclassification, consolidation, merger, sale, liquidation, dissolution or winding up shall be effected, or the date of such other event, as the case may be.

         11. Notices. Any notice or other document required or permitted to be given or delivered to the holder of this Convertible Note shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or
(b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid).

                  (i) if to the Company, at Aronex Pharmaceuticals, Inc., 8707 Technology Forest Drive, The Woodlands, Texas 77381, Telecopy No.:
         (281) 367-1676, or such other address as it shall have specified to the holder of this Convertible Note in writing; or

                  (ii) if to a holder, at its address set forth below, or such other address as it shall have specified to the Company in writing.

Notices given under this Section 11 shall be deemed given only when actually received.

                  12. Governing Law. This Convertible Note shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the conflicts of law principles thereof.




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                  IN WITNESS  WHEREOF,  the Company has caused this  Convertible
Note to be duly executed as of the 21st day of May, 1999.


                                       ARONEX PHARMACEUTICALS, INC.


                                       By:   /s/ Geoffrey F. Cox
                                             ----------------------------------
                                       Name: Geoffrey F. Cox
                                             ----------------------------------
                                       Title: Chairman of the Board & Chief
                                              Executive Officer
                                             ----------------------------------




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